                                                                   EXHIBIT 10.71


     THIS WARRANT AND THE SHARES OF SERIES D COMMON STOCK OR COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER STATE. THIS WARRANT AND ANY OF SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SAID ACTS AND ALL OTHER APPLICABLE SECURITIES LAWS UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN
ARTICLE IV HEREOF.


                        WARRANT TO PURCHASE SECURITIES
                                OF WEBMD, INC.

     THIS CERTIFIES that, for value received, WebMD, Inc., a Georgia corporation (the "Company"), hereby agrees to grant to Nationwide Medical Services, Inc., a Virginia corporation, or its registered assigns (the "Holder"), the right to purchase up to 50,000 Stock Units (as defined herein) subject to the terms and conditions set forth herein. This warrant is hereinafter referred to as the "Warrant."

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

     "Act": the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

     "Additional Shares of Common Stock": all shares of Common Stock issued by the Company after the date of an Initial Public Offering.

     "Additional Shares of Series D Stock": all shares of Series D Stock issued by the Company after the date hereof other than the Warrant Shares.

     "Articles of Incorporation": the Amended and Restated Articles of Incorporation of the Company, as further amended from time to time.

     "Common Stock": unless otherwise indicated, the Company's authorized "Common Stock," no par value per share, without designation as to series, as it exists on the date hereof.

     "Commission": the Securities and Exchange Commission or any other federal agency then administering the Act.

     "Company": WebMD, Inc., a Georgia corporation, located at 400 The Lenox Building, 3399 Peachtree Road, Atlanta, Georgia, 30326, and any other corporation assuming or required to assume the Warrant pursuant to Article V.

     "Convertible Securities": evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for Additional Shares of Series D Stock.

     "Exercise Price": Fair Market Value on the Vesting Date.

     "Fair Market Value": with respect to a share of Series D Stock or Common Stock, as the case may be:

          (i) prior to an Initial Public Offering, the fair market value shall equal $20.00 per share unless otherwise determined by the Board of Directors, in its sole discretion; or

          (ii) subsequent to an Initial Public Offering, the Market Price.

     "Holder": as defined on the first page hereof.

     "Initial Public Offering": as defined in the Company's Articles of Incorporation.

     "Market Price": with respect to a share of Common Stock on any business day following the Initial Public Offering: (a) if such security is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such security is listed, or (b) if not reported as described in clause (a), the average of the closing bid and asked prices of such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (c) if not quoted as described in clause (b), the average of the closing bid and asked prices for such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company. If such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (a) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (b) of the preceding sentence if bid and asked prices are reported but actual transactions are not.

     "Person": any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

     "Series D Stock": the Company's Series D Common Stock, no par value per share. Following the occurrence of an Initial Public Offering, all references in this Warrant to "Series D Stock" shall be deemed to refer to Common Stock, by virtue of the automatic conversion of the Series D Stock into Common Stock that will occur pursuant to the Company's Articles of Incorporation.

     "Stock Unit": one share of Series D Stock, as such stock is constituted on the date hereof and thereafter the number of shares of Series D Stock as shall result from the adjustments specified in Article V.

     "Vesting Date": as defined in Section 2.1.

     "Warrant Office": as defined in Section 3.1.

     "Warrant Shares": the shares of Series D Stock or Common Stock, as the case may be, represented by the Stock Units purchasable by the Holder upon the exercise of this Warrant.

                                  ARTICLE II

                              EXERCISE OF WARRANT


     2.1  Vesting and Exercisability.  The right to purchase Stock Units shall
          --------------------------
vest and become exercisable immediately upon the execution and delivery of this Warrant by WebMD (the "Vesting Date").

     2.2  Method of Exercise.  To the extent this Warrant is exercisable from
          ------------------
time to time, to exercise this Warrant, the Holder shall deliver to the Company at the Warrant Office designated pursuant to Section 3.1 (a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed by
                                                      ---------
the Holder specifying the number of Warrant Shares to be purchased; (b) payment of an amount equal to the aggregate Exercise Price for all such Warrant Shares, which shall be made (i) in cash or by certified or bank cashier's check payable to the order of the Company, or (ii) by delivery to the Company of that number of shares of Series D Stock having a value computed based upon the Fair Market Value, equal to the then applicable Exercise Price multiplied by the number of Stock Units then being purchased, and (c) this Warrant. In the alternative, this Warrant may be exercised on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares subscribed to less that number of Warrant Shares having an aggregate value computed based upon the Fair Market Value equal to the aggregate Exercise Price that would otherwise have been paid by such Holder for the number of Warrant Shares subscribed to. The Company shall, as promptly as practicable, and in any event within five (5) days thereafter, cause to be issued and delivered to the Holder (or its nominee) or the transferee designated in the Notice of Exercise a certificate or certificates representing the number of Warrant Shares specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as may be specified in said notice and shall be issued in the name of the Holder or such other name as shall be designated in said notice. At the time of delivery of the certificate or certificates, appropriate notation shall be made on the Warrant Shares Purchase Schedule attached to this Warrant designating the number of shares purchased, and this Warrant shall then be returned to the Holder if this Warrant has been exercised only in part. The Holder or transferee so designated in the Notice of Exercise shall be deemed to have become the Holder of record of such Warrant Shares for all purposes as of the close of business on the date on which the Notice of Exercise is delivered to the Warrant Office, provided that an amount equal to the aggregate Exercise Price and this Warrant shall have also been delivered to the Company. The Company shall pay all expenses, taxes (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates, except that, in case stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes payable upon the issuance of stock certificates shall be paid by the Holder promptly upon receipt of a written request of the Company therefor.

     2.3  Shares to be Fully Paid and Non-Assessable.  All Warrant Shares issued
          ------------------------------------------
upon the exercise of this Warrant shall be validly issued, fully paid, non-assessable and free from preemptive rights.

     2.4  No Fractional Shares to be Issued.  The Company shall not be required
          ---------------------------------
upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Series D Stock.

     2.5  Legend on Warrant Shares.  Each certificate for Warrant Shares issued
          ------------------------
upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws):


     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED ("THE ACTS"), OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED, OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, SUCH TRANSFER WOULD BE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACTS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no longer be subject to the restrictions on transferability. In addition, the provisions of Article IV shall be binding upon all subsequent holders of this Warrant.

     2.6  Acknowledgment of Continuing Obligation.  The Company shall, at the
          ---------------------------------------
time of any exercise of this Warrant in whole or in part, upon request of the Holder, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the Holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.

                                  ARTICLE III

                      WARRANT OFFICE; TRANSFER, DIVISION
                          OR COMBINATION OF WARRANTS

     3.1  Warrant Office.  The Company shall maintain an office for certain
          --------------
purposes specified herein (the "Warrant Office"), which office shall initially be the Company's location set forth in Article I hereof, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to all of the Holders of the Warrants.

     3.2  Ownership of Warrant.  The Company may deem and treat the Person in
          --------------------
whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article III.

     3.3  Transfer of Warrant.  The Company agrees to maintain at the Warrant
          -------------------
Office books for the registration of permitted transfers of this Warrant. Subject to the provisions of Article IV, this Warrant and all rights hereunder are transferable, in whole or in part, on the books at that office, upon surrender of this Warrant at that office, together with a written assignment of this Warrant duly executed by the Holder or his or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of the transfer. Subject to Article IV, upon surrender and payment, the Company shall execute and deliver a new Warrant in the name of the assignee, noting thereon the number of Warrant Shares theretofore purchased under this Warrant, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new Holder for the purchase of shares of Series D Stock without having a new warrant issued.

     3.4  Division or Combination of Warrants.  This Warrant may not be divided
          -----------------------------------
or combined with any other warrant.

     3.5  Expenses of Delivery of Warrants.  The Company shall pay all expenses,
          --------------------------------
taxes (other than transfer taxes), and other charges payable in connection with the preparation, issuance and delivery of new Warrants hereunder. Notwithstanding the foregoing, the Company shall not be responsible for the payment of federal, state, or local income taxes for the holder hereof for which the holder is or may become liable for as a result of the exercise of this Warrant or the issuance of Warrant Shares as a result of such exercise.


                                  ARTICLE IV

                            RESTRICTION ON TRANSFER

     4.1  Restrictions on Transfer.  (a) Notwithstanding any provisions
          ------------------------
contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable except upon the conditions specified in this Article IV, which conditions are intended, among other things, to insure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant.

          (b) The holder of this Warrant, by acceptance hereof, agrees that it will not transfer this Warrant prior to delivery to the Company of any required opinion of the holder's counsel (as the opinion and counsel are described in Section 4.2 hereof).

     4.2  Opinion of Counsel.  In connection with any exercise or transfer of
          ------------------
this Warrant, the following provisions shall apply:

          (a) If in the written opinion of counsel to the Holder delivered to the Company (which opinion and counsel must be reasonably acceptable to the Company), the proposed exercise or transfer of this Warrant may be effected without registration of this Warrant or the Series D Stock issuable hereunder under the Act, the Holder shall be entitled to exercise or transfer this Warrant as proposed. In no event shall the Company be obligated (i) to effect a registration under the Act or any state securities law so as to permit the proposed exercise or transfer of this Warrant or (ii) to qualify to do business or to file a general consent to service of process in any state or other jurisdiction.

          (b) If in the opinion of such counsel, the proposed exercise or transfer of this Warrant may not be effected without registration of this Warrant or the Series D Stock issuable hereunder under the Act, the Holder shall not be entitled to exercise or transfer this Warrant until such registration is effective; provided, however, that the Company shall have no obligation to register the series of Series D Stock issuable upon exercise of this Warrant under the Act or any state securities law.

          (c) The Company covenants and agrees that it and its counsel shall cooperate with counsel to the holder of this Warrant by providing such factual information as is reasonably necessary to determine whether an opinion pursuant to this Section 4.2 may be given; provided, however, that the Company and its counsel shall not be obligated to disclose any information if such disclosure would, in the reasonable opinion of Company counsel, constitute a violation of law.

                                   ARTICLE V

                                  ADJUSTMENTS

     5.1  Adjustments to Number of Stock Units.  The number of shares of Series
          ------------------------------------
D Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this Section 5.1.

          (a) Stock Dividends, Subdivision and Combination.  In case at any time
              --------------------------------------------
or from time to time the Company shall:

              (i) take a record of the holders of its Series D Stock of any series for the purpose of entitling them to receive a dividend payable in, or other distribution of, Series D Stock, or

              (ii) subdivide its outstanding shares of Series D Stock into a larger number of shares of Series D Stock, or

              (iii) combine its outstanding shares of Series D Stock into a smaller number of shares of Series D Stock;

then the number of shares of Series D Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Series D Stock that a record holder of the number of shares of Series D Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

          (b) Certain Other Dividends and Distributions.  In case at any time or
              -----------------------------------------
from time to time the Company shall take a record of the holders of its Series D Stock for the purpose of entitling them to receive any dividend or other distribution of

              (i) cash (other than a cash distribution made as a dividend payable out of the net earnings or net profits of the Company realized during the year of such distribution or the last preceding year and accumulated net earnings or net profits of the Company from the date hereof to the time of such distribution, computed in accordance with generally accepted accounting principles employed by the Board of Directors of the Company for purposes of financial reports to shareholders of the Company); or

              (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash);

then at least five (5) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise the same, and thereby participate in such dividend or distribution.

          (c) Issuance of Additional Shares of Series D Stock.
              -----------------------------------------------

              (i) In case at any time prior to the occurrence of the Initial Public Offering the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Series D Stock for a consideration per share less than the Exercise Price, then the number of shares of Series D Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Series D Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Series D Stock issued and outstanding plus the number of Additional Shares of Series D Stock deemed to be outstanding pursuant to Subsection 5.1(d) immediately prior to the issuance of such Additional Shares of Series D Stock plus the number of such Additional Shares of Series D Stock so issued and (ii) the denominator of which shall be the number of shares of Series D Stock issued and outstanding plus the number of Additional Shares of Series D Stock deemed to be outstanding pursuant to Subsection 5.1(d) immediately prior to the issuance of such Additional Shares of Series D Stock plus the number of shares of Series D Stock that the aggregate consideration for the total number of such Additional Shares of Series D Stock so issued would purchase at the Exercise Price.

              (ii) In case at any time after the date of the occurrence of the Initial Public Offering the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock for a consideration per share less than the Market Price, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 5.1(d) immediately prior to the issuance of such Additional Shares of Common Stock plus the number of such Additional Shares of Common Stock so issued and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding plus the number of Additional Shares of Common Stock deemed to be outstanding pursuant to Subsection 5.1(d) immediately prior to the issuance of such Additional Shares of Common Stock plus the number of shares of Common Stock that the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Market Price.

The provisions of this Subsection 5.1(c) shall not apply to any issuance of Additional Shares of Series D Stock or Common Stock for which an adjustment is provided under Subsection 5.1(a). No adjustment of the number of shares of Series D Stock or Common Stock comprising a Stock Unit shall be made under this subsection upon the issuance of any Additional Shares of Series D Stock or Common Stock that are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Subsection 5.1(d).

          (d) Issuance of Warrants, Convertible Securities or Other Rights.  In
              ------------------------------------------------------------
case at any time or from time to time the Company shall issue or sell any warrants or other rights to subscribe for or purchase any Additional Shares of Series D Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for which Additional Shares of Series D Stock may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities shall be lower than the Exercise Price, then the number of shares of Series D Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection 5.1(c) and the aggregate consideration for such maximum number of Additional Shares of Series D Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Series D Stock pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities. No adjustment of the number of shares of Series D Stock comprising a Stock Unit shall be made under this Subsection 5.1(d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Subsection 5.1(d).

          (e) Superseding Adjustment of Stock Unit.  If, at any time after any
              ------------------------------------
adjustment of the number of shares comprising a Stock Unit shall have been made pursuant to the foregoing Subsection 5.1(d) on the basis of the issuance of warrants or other rights or the issuance of other Convertible Securities, or after any new adjustments of the number of shares comprising a Stock Unit shall have been made pursuant to this Subsection 5.1(e),

              (i) such warrants or rights or the right of conversion or exchange in such other Convertible Securities shall expire, and a portion of such warrants or rights, or the right of conversion or exchange in respect of a portion of such other Convertible Securities, as the case may be, shall not have been exercised, and/or

              (ii) the consideration per share, for which shares of Series D Stock are issuable pursuant to such warrants or rights or the terms of such other Convertible Securities, shall be increased for any reason, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Series D Stock that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

          (x) treating the number of Additional Shares of Series D Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such warrants or rights or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and

          (y) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Series D Stock are issuable under such warrants or rights or other Convertible Securities;

and, if and to the extent called for by the foregoing provisions of this Section
5.1 on the basis aforesaid, a new adjustment of the number of shares comprising a Stock Unit shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          (f) Other Provisions Applicable to Adjustment Under This Section.  The
              ------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the number of shares of Series D Stock comprising a Stock Unit hereinbefore provided for in this Section 5.1:

              (i)  Treasury Stock.  The sale or other disposition of any issued
                   --------------
shares of Series D Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 5.1.

              (ii) Computation of Consideration.  To the extent that any
                   ----------------------------
Additional Shares of Series D Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Series D Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Series D Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Series D Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company (but without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). In case any Additional Shares of Series D Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Series D Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Series D Stock, Convertible Securities, warrants or other rights, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Additional Shares of Series D Stock or Convertible Securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and the consideration received for such issuance shall be equal to the fair market value, as determined in good faith by the Board of Directors of the Company, on the date of such transaction, of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Series D Stock comprising a Stock Unit immediately prior to such merger, conversion or sale for purposes of this Subsection 5.1(f), such merger, conversion or sale shall be deemed to have been made after giving effect to such adjustment. The consideration for any Additional Shares of Series D Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants or other rights. The consideration for any Additional Shares of Series D Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing any warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Series D Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Series D Stock, the Company shall be deemed to have received for such Additional Shares of Series D Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

              (iii) When Adjustments to be Made.  The adjustments required by
                    ---------------------------
the preceding subsections of this Section 5.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Series D Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Series D Stock, as provided for in Subsection 5.1(a)) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least 1/20th of a share to or from the number of shares of Series D Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this section and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

              (iv)  Fractional Interests.  In computing adjustments under this
                    --------------------
section, fractional interests in Series D Stock shall be taken into account to the nearest one-thousandth of a share.

              (v)   When Adjustment Not Required -- Abandonment of Plan for
                    -------------------------------------------------------
Dividend and the Like. If the Company shall take a record of the holders of its
---------------------
Series D Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (g) Reorganization, Reclassification, Merger, Consolidation or
              ----------------------------------------------------------
Disposition of Assets.  In case the Company shall reorganize its capital,
---------------------
reclassify its capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Series D Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event.

          (h) No Adjustment.  Notwithstanding the foregoing, an adjustment as
              -------------
provided in this Section 5.1 shall not be made if (a) the Company offers securities to the public pursuant to a registration statement under the Securities Act; (b) the Company issues securities pursuant to the acquisition by the Company of any product, technology, know-how or another corporation by merger, purchase of all or substantially all of the assets, or any other reorganization whereby the Company owns over fifty percent (50%) of the voting power of such corporation; (c) the Company issues shares of its capital stock in connection with any stock split, stock dividend or recapitalization by the Company; (d) the Company issues any shares of common stock of the Company pursuant to options, warrants or rights granted before the date hereof, or granted before or after the date hereof if granted to purchase shares of such common stock in favor of employees, directors, officers, strategic partners or consultants of the Company or any subsidiary thereof pursuant to a stock option plan or agreement approved by the Company's Board of Directors; provided that such stock options thereunder, if granted after the date hereof, are granted at a conversion or exercise price that the Company's Board of Directors determines in good faith is not less than the fair market value of the securities into which they are exercisable as of the date of grant; or (e) the Company converts any securities into Common Stock pursuant to the Company's Articles of Incorporation, as amended.

     5.2  Notice to Holder.  Whenever the Company takes any action that causes
          ----------------
the composition of a Stock Unit to change under Sections 5.1(a) through 5.1(g), the Company shall provide the Holder with written notice of such change and the number of Warrant Shares for which this Warrant is or will become exercisable. Such notice will be provided not more than ten days after any such action has occurred.

                                  ARTICLE VI

                     ADDITIONAL NOTICES TO WARRANT HOLDER

     In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Series D Stock on the same date such persons receive such notice.

                                  ARTICLE VII

                                  EXPIRATION

     Rights to purchase shares under this Warrant shall expire and may not be exercised after the fifth anniversary of the Vesting Date.

                                 ARTICLE VIII

                       CERTAIN COVENANTS OF THE COMPANY

     The Company has taken all action necessary to authorize the issuance of this Warrant and the issuance of shares of Series D Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Series D Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.

                                  ARTICLE IX

                              REGISTRATION RIGHTS

     Holders of the Warrant Shares issued upon exercise of this Warrant shall be entitled to the registration rights set forth in that certain Stock Purchase Agreement, dated January ___, 1999, among the Company and the Holder (the "Stock Purchase Agreement"), to the extent set forth therein. A copy of the Stock Purchase Agreement shall be kept on file by the Company and shall be made available to the Holder hereof upon written request to the Company.


                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Entire Agreement.  This Warrant and the Stock Purchase Agreement
          ----------------
contain the entire agreement between the Holder and the Company with respect to the purchase of the Warrant Shares and supersedes all prior arrangements or understandings with respect thereto.

     10.2 Waiver and Amendment.  Any term or provision of this Warrant may be
          --------------------
waived at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant. In the event this Warrant is ever divided and held by more than one person, the "Holder" for such purposes shall mean the holders of a majority of the Warrant Shares.

     10.3 In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

     10.4 Filing of Warrant. A copy of this Warrant shall be filed in the records of the Company.

     10.5 Notices.  Any notice or other document required or permitted to be
          -------
given or delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder at the last address shown on the books of the Company maintained at the Warrant Office for the registration of, and the registration of transfer of, the Warrant or at any more recent address of which any Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Warrant Office, attention: Chief Executive Officer, or such other address within the United States of America as shall have been furnished by the Company to the Holder hereof.

     10.6 Limitation of Liability; Not Shareholders.  No provision of this
          -----------------------------------------
Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     10.7 Loss, Destruction, Etc. of Warrant.  Upon receipt of evidence
          ----------------------------------
satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 9.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chief Executive Officer and its corporate seal to be impressed hereon as of the _____ day of January, 1999.


[CORPORATE SEAL]                  WEBMD, INC.

Attest:

By: /s/ W. Michael Heekin         By: /s/ Jeffrey T. Arnold
   -----------------------------     -------------------------------------------
Name:   W. Michael Heekin            Jeffrey T. Arnold, Chief Executive Officer
     ---------------------------
Title:  Executive Vice President
      --------------------------

                       WARRANT SHARES PURCHASE SCHEDULE


NO. OF SHARES PURCHASED           DATE OF PURCHASE              NOTATION BY COMPANY OFFICER

____________________________      _______________________       ____________________________________

____________________________      _______________________       ____________________________________

____________________________      _______________________       ____________________________________

____________________________      _______________________       ____________________________________

____________________________      _______________________       ____________________________________

____________________________      _______________________       ____________________________________

                                   EXHIBIT A
                                   ---------

                                  TO WARRANT

                              NOTICE OF EXERCISE

                                          Dated:_______________________________

     The undersigned hereby irrevocably elects to exercise its right to purchase _____ shares of the [SERIES D STOCK] [COMMON STOCK], no par value per share, of WebMD, Inc., such right being pursuant to a Warrant dated _______________ ____, 1999, as issued to Nationwide Medical Services, Inc., for up to ________ shares of such [SERIES D STOCK] [COMMON STOCK], and (i) remits herewith the sum of $_______ in payment for same in accordance with said warrant or (ii), in accordance with Section 2.2 of the Warrant, elects to receive such number of shares by having credited to the undersigned the Market Value (as such term is defined in the Warrant) of a sufficient number of additional shares of [SERIES D STOCK] [COMMON STOCK] for which the Warrant could otherwise be exercised such that such Market Value equals the Exercise Price for such shares of [SERIES D STOCK] [COMMON STOCK].


INSTRUCTIONS FOR REGISTRATION OF STOCK

Name____________________________________________________________________________
                 (Please typewrite or print in block letters)

Address_________________________________________________________________________


                                   Signature:___________________________________

Shares Heretofore Purchased
 Under Warrant:



___________________________________